LOAN AGREEMENT

This Loan Agreement (the “Agreement”), dated effective as of January 25, 2007 (the “Effective Date”), is entered into by and between SIGNALIFE, INC., a Delaware corporation, with its principal executive office located at 531 South Main Street, Suite 301, Greenville, South Carolina 29601 (“Borrower”), and S.E.S. Capital, LLC, a Delaware limited liability company (“Lender”), with reference to the following facts:

RECITALS

WHEREAS; Borrower is a public company which seeks access to a line of credit to borrow capital to be used for operational purposes;

WHEREAS; Lender is willing to provide such line of credit to Borrower;

WHEREAS; the parties each desire to enter into a written agreement formally documenting the terms of such borrowing relationship.

NOW, THEREFORE; in consideration of the mutual covenants and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties to this Agreement (collectively “parties” and individually a “party”), intending to be legally bound, agree as follows:

AGREEMENT

1.

DEFINITIONS

The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require.

“Advance” is defined in section 3(A).

“Advance Notice” is defined in section 3(B).

“Advance Request Date” is defined in section 3(B).

“Advance Shares” is defined in section 7(B).

“Advance Warrants” is defined in section 7(B).

“Borrower” means Signalife, and its successors and assigns.

“Commitment Shares” is defined in section 7(A).

“Commitment Warrants” is defined in section 7(A).

“Common Stock” means Borrower’s common stock, par value $0.001.

“Default” is defined in section 14.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any rules or regulations promulgated by the SEC thereunder.

“Interest” is defined in section 4.

“Lender” means S.E. Capital, LLC, and its successors and assigns.

“Loan Commitment” is defined in section 2.

“Loan Commitment Amount” is defined in section 2.

“Loan Period” is defined in section 2.

“Loan Securities” collectively refers to the Loan Warrants and the Loan Shares.

“Loan Shares” collectively refers to the Conversion Shares and the Warrant Shares.

“Loan Warrants” collectively refers to the Commitment Warrants and Advance Warrants.

“Securities Act” means the United States Securities Act of 1933, as amended, and any rules or regulations promulgated by the SEC thereunder.

“SEC” means the United States Securities and Exchange Commission.

“Warrant Shares” collectively refers to the Commitment Shares and Advance Shares.

2.

LOAN COMMITMENT

Lender hereby commits (the “Loan Commitment”) to loan to Borrower up to ten million dollars ($10,000,000) (the “Loan Commitment Amount”) on a revolving basis during the period ending three (3) year from the Effective Date (the “Loan Period”) on the terms and conditions hereinafter set forth.

3.

ADVANCES

(A)

Provided that Borrower is not then in Default, Borrower will be entitled, at any time during the Loan Period, to receive an advance from Lender pursuant to the procedures hereinbelow described in this section 3 (each an “Advance”); provided, however, that under no circumstances shall the cumulative outstanding unpaid Advances at any one time (exclusive of Interest) exceed the Loan Commitment Amount.

(B)

In order to request an Advance, Borrower shall provide written notice to Lender (an “Advance Notice”) specifying the amount to be borrowed, which amount shall not exceed one hundred thousand dollars ($100,000) in any one draw request, and the date of prospective payment by Lender (the “Disbursement Date”); provided, however, in no event shall the requested Disbursement Date be more than twenty (20) days from the date of the Advance Notice (the “Advance Request Date”).

(C)

Within five (5) business days of the date of this Agreement, Lender shall deposit the sum of one million dollars ($1,000,000) (the “Deposit”) into an interest-bearing account with a mutually acceptable financial institution (the “Depository”), and thereafter shall, subject to subsection 3(D), maintain such sum in such account during the term of this Agreement, except to the extent that outstanding Advances exceed nine million dollars ($9,000,000), in which event the amount of the Deposit shall be commensurately reduced.

(D)

Whenever Borrower shall request an Advance, it may draw such sum immediately from the Depository to the extent there are sufficient funds therein by making written demand upon the Depository, and without the necessity of the approval of Lender, so long as Borrower certifies that it is not in Default.  At any time that the Deposit is drawn down by an Advance, Lender shall have thirty (30)

days to deposit sufficient additional funds into the Depository (an “Additional Deposit”) to maintain the Deposit in the amount of one million dollars ($1,000,000).  Should Borrower seek an Advance in excess of the funds in the Depository, then Lender shall augment the Additional Deposit to both cover such excess Advance as well as return the amount deposited to one million dollars ($1,000,000), and unpaid advance shall be immediately released to Borrower upon such deposit.

(E)

All funds deposited into the Depository shall remain the sole property of Lender until such time as Borrower shall seek an Advance, and shall not be subject to any claims by any creditor or other third party with claims against Borrower.

4.

INTEREST

Interest on each Advance or any portion thereof (“Interest”) shall accrue from the date of such Advance or portion thereof until full payment thereof at the rate of seven percent per annum, compounded annually.  Interest shall be computed on the basis of actual days elapsed.

5.

REPAYMENT

Subject to sections 6 and 14, all unpaid Advances under this Agreement, together with all accrued but unpaid Interest, shall be repaid by Borrower thirty (30) days after the end of the Loan Commitment Period.  Notwithstanding the foregoing, Borrower shall have the right to prepay the Advances and Interest accrued thereon in whole or in part at any time without prepayment penalty or premium or discount.

6.

CONVERSION (BORROWER’S DISCRETION ONLY)

Borrower may elect at any time and from time-to-time, provided that the Conversion Conditions have been satisfied as of that date, to repay any Advance, including accrued Interest thereon, in whole or in part with Conversion Shares.  Any fraction shall be rounded up or down to the nearest whole number, and no fractional shares shall be issued.  For purposes of this section 6, the term “Conversion Conditions” means that (i) the Common Stock then trades on a national exchange as such term is defined by the SEC, the Nasdaq Stock Market (National or SmallCap), or the NASD Over-The-Counter Bulletin Board, or the American Stock Exchange (‘AMEX”); (ii) Borrower is then a “reporting company” under the Exchange Act and applicable SEC regulations; and (iii) there shall then be outstanding current public information concerning Borrower in accordance with SEC Rule 144(c).  Further, for purposes of this section 6, the term “Conversion Shares” means a number of shares of Common Stock determined by dividing the amount of the Advance and Interest being converted by the Conversion Rate for such Advance.  Finally, for purposes of this section 6, the term “Conversion Rate” means the average closing price for the Common Stock for the ten trading day period ended the trading day prior to the applicable Advance Request Date that relates to the Advance and Interest being converted, but in no event shall the “Conversion Rate” result in the Borrower having to make any repayment to the Lender with “Conversion Shares” calculated at a rate lower than three dollars and fifteen cents ($3.15) per share.

7.

WARRANTS

(A)

Commitment Warrants

As compensation for the Loan Commitment, Borrower hereby agrees to grant to Lender a common share purchase warrant (the “Commitment Warrants”) entitling Lender to purchase two hundred thousand (200,000) unregistered shares of Common Stock (the “Commitment Shares”) at an exercise price equal to two dollars fifteen cents ($2.15) per share.  The Commitment Warrants shall (i) be exercisable solely for cash except as provided below in subsection 9(F); and (ii) lapse five (5) years from the Effective Date.  The number of Commitment Shares issuable and the exercise price shall be subject to adjustment for any stock splits, stock dividends or other similar transactions, but shall not contain any other price adjustment feature, including weighted-average or full ratchet anti-dilution rights.

(B)

Advance Warrants

As compensation for each Advance, the Borrower shall grant to Lender a common share purchase warrant (collectively, the “Advance Warrants”) entitling Lender to a number of shares of common stock (the “Advance Shares”) equal to twenty-five percent (25%) of the number of Conversion Shares that Lender would pay for the conversion of such Advance pursuant to section 3(A).  The Advance Warrants shall (i) be exercisable solely for cash except as provided below in subsection 9(F); and (ii) lapse five (5) years from the Effective Date.  The number of Advance Shares issuable and the exercise price shall be subject to adjustment for any stock splits, stock dividends or other similar transactions, but shall not contain any other price adjustment feature, including weighted-average or full ratchet anti-dilution rights.

8.

LENDER SECURITIES AND INVESTMENT REPRESENTATIONS

(A)

Accredited Investors

Lender and each of its equity owners is “accredited” within the meaning of Regulation D, and has reviewed those requirements at www.law.uc.edu/CCL/33ActRls/rule501.html.

(B)

No Registration Upon Issuance

Lender understands that (i) the Loan Securities have not been and will not be registered upon issuance or conversion under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 505 or 506 of Regulation D promulgated under the Securities Act, (ii) the Loan Securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration such as, by way of example and not limitation, SEC Rule 144 promulgated under the Securities Act; and (iii) the Loan Securities will bear a legend to such effect.

(C)

Access to Information

Lender, in making its investment decision hereunder, represents that:  (i) it has read, reviewed and relied solely on the publicly available information concerning Borrower (including Borrower’s various filings with the SEC, including its most recent annual report on form 10-KSB, quarterly report on form 10-QSB, proxy statement, and registration statement on form SB-2) and any independent investigation made by it and its representatives, if any; (ii) it has been afforded an opportunity to request from Borrower to review, and has received, all additional information requested from Borrower, (iii)  it acknowledges that no person has been authorized to give any information or to make any representation concerning Borrower or the Loan Securities, other than as contained in this Agreement, and if given or made, any such other information or representation has not been relied upon as having been authorized by Borrower.

(D)

Reliance on Own Advisors

Lender has relied completely on the advice of, or has consulted with, its own tax, investment, legal or other advisors and has not relied on Borrower, or any of its officers, directors, attorneys, accountants, representatives, agents, advisors for any advice.

(E)

Capability to Evaluate

Lender has sufficient knowledge and experience in financial and business matters, either directly or through its representatives or advisors, in investing in companies similar to Borrower so as to be capable of evaluating the merits and risks of investing in the Loan Securities as compensation under this Agreement, which risks are substantial.

(F)

Ability to Bear Economic Risk

Lender understands and acknowledges that an investment in the Loan Securities, including the Loan Shares, involves a high degree of risk.  Lender acknowledges that it has the ability to bear the economic risk of its investment pursuant to this Agreement.

(G)

Investment Intent; No Distribution

Lender is acquiring the Loan Securities, including the Loan Shares, solely for Lender’s own account for investment purposes as a principal and not with a view to the resale or distribution of all or any part thereof.  Lender is aware that there may be legal and practical limits on Lender’s ability to sell or dispose of the any of the Loan Securities, including the Loan Shares, and, therefore, that Lender must bear the economic risk of its investment for an indefinite period of time.  Lender acknowledges that it is possible that Lender may incur a total loss of its investment.  Lender has adequate means of providing for Lender’s current needs and possible contingencies and does not have a need for liquidity of this investment.  Lender’s commitment to illiquid investments, including the investments provided for herein, is reasonable in relation to Lender’s net worth.

(H)

No General Solicitation

None of the Loan Securities, including the Loan Shares, were offered to Lender through, and Lender is not aware of, any form of general solicitation or general advertising with respect to this Agreement and the transactions contemplated hereby, including, without limitation:  (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or via the Internet, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Lender further understands that Borrower is relying in part on this representation to ensure compliance with the Securities Act.

(I)

Income Taxes

Lender understands that the Loan Warrants shall be considered to be non-qualified and taxable for U.S. income tax purposes under Section 83 of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or any other section of the Internal Revenue Code as may be applicable.  Lender understands and acknowledges that it shall be solely responsible for the payment of all income or other tax payment obligations or withholdings that may accrue upon grant of the Loan Warrants, the exercise of the Loan Warrants, or the subsequent sale of the Loan Shares.  Borrower shall have no obligation to pay or reimburse Lender for any of the foregoing income tax consequences.

9.

REGISTRATION RIGHTS

(A)

In the event Borrower intends to file a registration statement for itself or on behalf of any of any current or prospective shareholder(s), Borrower shall notify Lender in writing reasonably in advance of such filing (but at least five business days) and give Lender the opportunity to include all or any part of the Loan Shares, whether or not previously issued, to the extent permissible under the Securities Act or any regulation promulgated thereunder.  Upon Lender’s notification to Borrower that it desires to have all or any portion of the Loan Shares included in such registration statement, Borrower shall, at no cost or expense to Lender, include or cause to be included such designated shares in such registration statement. Notwithstanding the foregoing, in the case of the filing of a primary or resale registration statement pursuant to an agreement with an underwriter or placement agent, such inclusion shall be subject to the approval of, or any limitation imposed by, such underwriter or placement agent, provided that any shareholders participating on a piggyback basis such as Lender are cut back ratably.

(B)

In all other cases, Borrower shall use its commercially reasonable best efforts (subject in all instances to the requirements of the Securities Act, and all other applicable laws, rules and regulations) to (i) file or cause to be filed a registration statement registering the Loan Shares for resale no later than ninety (90) days of written demand therefore by Lender; and (ii) cause such registration statement to become effective within four (4) months of filing.

(C)

Upon any registration statement described in subsections 9(A) or 9(B) becoming effective, Borrower shall use its commercially reasonable best efforts (subject in all instances to the requirements of the Securities Act, and all other applicable laws, rules and regulations) to maintain the effectiveness of such registration statement, including filing prospectus supplements or post-effective amendments as they become necessary.

(D)

Anything in this section 9 to the contrary notwithstanding, Borrower may remove any Loan Shares from the registration at such time as they otherwise become eligible for sale under SEC Rule 144 (without volume restrictions).

(E)

In all other cases, no later than ninety (90) days of demand therefore by Lender, Borrower shall use its best efforts to file or cause to be filed a registration statement registering the Loan Shares for resale.

(F)

In the event that Lender has requested that Borrower register the Loan Shares as provided above in subsection 9(B), but Lender fails to file the registration statement, or the registration statement is filed but is not declared effective within four (4) months of filing, and in the further event that the SEC Rule 144 registration exemption is not available for the sale of the Loan Shares (without regard to any volume limitation), then until such time as such shares are covered by such an effective registration statement, Lender may elect, in lieu of exercising the Loan Warrants for cash, to exercise such warrants in whole or in part on a net-issue (cashless) basis.  Any sale by Lender of Loan Shares received in connection with such net–issue (cashless) conversion under SEC Rule 144 shall be subject to compliance with SEC Rule 144(d)(iii)(2), including SEC interpretations relating to the availability of such rules to warrants granted for the provision of services to the extent applicable.

(G)

Borrower shall pay all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for Borrower.  Lender shall pay the cost of any legal counsel or other professional engaged by Lender in connection with any registration statement filed pursuant to this section 9, as well as all sales commissions or other similar selling charges with respect to any Loan Shares.  The provisions of this section 9 shall not apply if, in the opinion of counsel to Borrower, Lender could resell the Option Shares proposed to be included in the Registration Statement under the exemption afforded under SEC Rule 144 without imposition of the volume limitations contained therein.

10.

AMEX APPROVAL

Lender understands and agrees that the grant or issuance of the Loan Shares shall be subject to any approval that may be required by the American Stock Exchange (“AMEX”) or any other exchange or market upon which SGN common stock trades.  In the event such approval is required, Borrower agrees to use its best efforts to procure the approval.

11.

TRADING ACTIVITIES.

(A)

Short Selling and Hedging

Lender’s trading activities with respect to the Common Stock (including any Loan Shares Lender may acquire) has and shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of any market on which the Common Stock is listed or traded.  Neither Lender nor its affiliates has an open short position in the Common Stock and Lender shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or NASD rules on any hedging transactions with respect to the Common Stock during the Commitment Period (with the sole exception of a bona fide margin account used solely to secure cash loans made against the Loan Securities).  Without limiting the foregoing, Lender agrees not to engage in any naked short transactions (or an offsetting long position) during the Commitment Period.

(B)

Dribble-Out Limitation

Lender agrees that it and its successors and assigns will in any calendar month sell no more than one-third of the amount that would otherwise be permissible under the Rule 144 volume limitations to be sold in such month (assuming such Rule were applicable).

12.

RESERVATION OF SHARES

Borrower covenants and agrees that its shall at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for issuance of the Loan Shares.

13.

BROKERS

Each party to this Agreement hereby represents and warrants to the other party to this Agreement that no broker or finder has acted for such representing party in connection with this Agreement or the transactions contemplated thereby, and no broker or finder is entitled to any brokerage or finder’s fees or other commission in respect of such transactions based in any way on agreements, arrangements or understandings made by or on behalf of such representing party.

14.

DEFAULT; ACCELERATION UPON DEFAULT

(A)

Definition of Default Event

Each of the following event shall be construed to be an event of default under this Agreement (hereinafter each referred to as a “Default Event”):

(1)

If Borrower shall breach any condition or obligation imposed on Borrower pursuant to the terms of this Agreement;

(2)

If Borrower shall make an assignment for the benefit of creditors;

(3)

If a custodian, trustee, receiver, or agent is appointed or takes possession of substantially all of the property of Borrower;

(4)

If Borrower becomes insolvent as that terms is defined in Section 101(26) of Title 11 of the United States Code;

(5)

If Borrower shall (i) file a petition with the Bankruptcy Court under the Bankruptcy Code, or (ii) otherwise file any petition or apply to any tribunal for appointment of a custodian, trustee, receiver, or agent of Borrower, or commence any proceeding related to Borrower under any bankruptcy or reorganization statute, or under any arrangement, insolvency, readjustment of debt, dissolution, or liquidation law of any jurisdiction, whether now or hereafter in effect;

(6)

If any petition is filed against Borrower under the Bankruptcy Code and either (i) the Bankruptcy Code orders relief against Borrower under the chapter of Bankruptcy Code under which the petition was filed, or (ii) such petition is not dismissed by the Bankruptcy Court within thirty (30) days of the date of filing;

(7)

If any petition or application of the type described in subsection (5) is filed against Borrower, or any proceeding of the type described in subsection (6) is commenced, and either (i) Borrower, by any act, indicates his approval thereof, consent thereto, or acquiescence therein, or (ii) an order is entered appointing any such custodian, trustee, receiver, or agent, adjudicating Borrower bankrupt or insolvent, or approving such petition or application in any such proceeding, and any such order remains in effect for more than thirty (30) days;

(8)

If any attachment, execution, or other writ is levied on substantially all of the assets of Borrower and remains in effect for more than fifteen (15) days;

(9)

If any of the following events occur without the written consent of Lender being first had and obtained, which consent Lender withhold in its sole discretion:  (i) Borrower materially ceases operations; (ii) the Board of Directors of Borrower resolves to dissolve and liquidate Borrower; (iii) Borrower otherwise terminates its existence; (iv) the Board of Directors of Borrower resolve to consolidate, merge, restructure, or enter into any other combination reorganization in which the shareholders of Borrower as of the date of this Agreement will own or control less than fifty-one percent (51%)) of the stock, on a fully diluted basis, of the surviving corporation; (v) the Board of Directors of Borrower resolve to enter into any divisive reorganization (i.e., “spin-off” or “split-off”) involving twenty-five percent (25%) or more of Borrower’s gross assets based on book value; (vi) Borrower sells or hypothecates twenty-five percent (25%) or more of Borrower’s gross assets based on book value outside the ordinary course of its business in any three (3) year period; or (vii) Borrower distributes to its shareholders twenty-five percent (25%) or more of its gross assets based on book value in any three (3) year period.

(B)

Lender Right To Accelerate

At the option of Lender, all or any part of the indebtedness of Borrower under this Agreement shall immediately become due and payable, irrespective of any agreed maturity, upon the happening of any of any Default Event; provided, however; in the event that Borrower has breached any non-monetary condition or obligation imposed on Borrower under this Agreement; Borrower shall be entitled to a grace period of thirty (30) days following written notice of such Default Event to cure such Default Event before Lender’s election to accelerate under this subsection 14(B) will be effective.

15.

USURY COMPLIANCE

All agreements between Borrower and Lender are expressly limited, so that in no event or contingency whatsoever, whether by reason of the consideration given with respect to this Agreement, the acceleration of maturity of the unpaid Advances and Interest, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance, or detention of the indebtedness which is the subject of this Agreement exceed the highest lawful rate permissible under the applicable usury laws.  If, under any circumstances whatsoever, fulfillment of any provision of this Agreement after timely performance of such provision is due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then ipso facto, the obligations to be fulfilled shall be reduced to the limit of such validity, and if, under any circumstances whatsoever, Lender shall ever receive as Interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest shall be applied to the reduction of the unpaid Advances under this Agreement, in that order, and not to the payment of Interest, or, if such excessive interest exceeds unpaid Advances, such excess shall be refunded to Borrower.  This provision shall control every other provision of all agreements between Borrower and Lender.

16.

GENERAL CROSS REPRESENTATIONS AND WARRANTIES

Each of the parties to this Agreement hereby represents and warrants to each of the other parties to this Agreement, each of which is deemed to be a separate representation and warranty, as follows:

(A)

Such party, if an entity, is duly organized, validly existing and in good standing under the laws of its state, territory or province of incorporation or organization, and has all requisite corporate or other power and authority to enter into this Agreement.

(B)

The execution and delivery of this Agreement by such party, and the performance by such party of the transactions herein contemplated, have, if such party is an entity, been duly authorized by its governing organizational documents, and are not prohibited by its governing organization documents, and no further corporate or other action on the part of such party is necessary to authorize this Agreement, or the performance of such transactions.

(C)

This Agreement has been duly executed and delivered by such party and, assuming due authorization, execution and delivery by all of the other parties hereto, is valid and binding upon such party in accordance with its terms, except as limited by:  (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor rights generally; and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(D)

Neither the execution or delivery of this Agreement, nor the performance by such party of the transactions contemplated herein:  (i) if such party is an entity, will breach or conflict with any of the provisions of such party’s governing organizational documents; or (ii) to the best of such party’s knowledge and belief, will such actions violate or constitute an event of default under any agreement or other instrument to which such party is a party.

(E)

Such party:  (i) had the advice, or sufficient opportunity to obtain the advice, of legal counsel separate and independent from legal counsel for any other party hereto; and (ii) such party was not represented by the legal counsel of any other party hereto in connection with the transactions contemplated by this Agreement, nor was such party under any belief or understanding that such legal counsel was representing such party’s interests.

(F)

The terms and conditions of the transactions contemplated by this Agreement are fair and reasonable to such party based upon all of the facts and circumstances at the time this Agreement is entered into; and such party has voluntarily entered into the transactions contemplated by this Agreement, without duress or coercion.

17.

BORROWER OPERATIONAL COVENANTS

Borrower hereby agrees that, from and after the date hereof and so long as any of the Loan Warrants or Loan Shares remain outstanding in the hands of Lender, that Borrower shall:

(A)

Continue to engage in business of the same general type as conducted by Borrower on the Closing Date, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of Borrower.  Borrower shall do or cause to be done all things necessary to ensure compliance by Borrower in all material respects with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Authority (including those with jurisdiction over matters pertaining to the environment and hazardous materials).

(B)

Maintain, preserve, protect and keep its material properties in good repair, working order and condition (ordinary wear and tear excepted), and make reasonable, necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with its past practices, and (b) maintain a standard system of accounting that enables it timely to produce financial statements in accordance with GAAP.

(C)

Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which Borrower operates.

18.

INDEMNIFICATION

(A)

In consideration of Lender’s execution and delivery of this Agreement, and in addition to all of Borrower’s other obligations under this Agreement, Borrower shall defend, protect, indemnify and hold harmless Lender, and all of its officers, directors, partners, employees and agents (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by Lender Indemnitees or any of them as a result of, or arising out of, or relating to:  (i) any misrepresentation or breach of any representation or warranty made by Borrower in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, (ii) any breach of any covenant, agreement or obligation of Borrower contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (iii) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of Lender Indemnitees.  To the extent that the foregoing undertaking by Borrower may be unenforceable for any reason, Borrower shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(B)

In consideration of Borrower’s execution and delivery of this Agreement, and in addition to all of Lender’s other obligations under this Agreement, Lender shall defend, protect, indemnify and hold harmless Borrower and all of its officers, directors, shareholders (other than Lender), employees and agents (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by Borrower Indemnitees or any of them as a result of, or arising out of, or relating to:  (i) any misrepresentation or breach of any representation or warranty made by Lender in this Agreement or any instrument or document contemplated hereby or thereby executed by Lender, (ii) any breach of any covenant, agreement or obligation of Lender(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by Lender, or (iii) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by Lender and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of Borrower Indemnitees. To the extent that the foregoing undertaking by Lender may be unenforceable for any reason, Lender shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(C)

The obligations of the parties to indemnify or make contribution under this section 18 shall survive termination of this Agreement.

19.

INTREPRETATION AND CONSTRUCTION

(A)

Preparation of Agreement

The parties have participated jointly in the negotiation and drafting of this Agreement and each provision hereof.  In the event any ambiguity, conflict, omission or other question of intent or interpretation arises, this Agreement shall be construed as if jointly drafted by the parties, and no presumption or burden of proof shall be presumed, implied or otherwise construed favoring or disfavoring any party by virtue of the authorship of this Agreement or of any provision hereof.

(B)

Entire Agreement; No Collateral Representations

Each party expressly acknowledges and agrees that this Agreement:  (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersede any prior or contemporaneous agreements, memorandums, proposals, commitments, guaranties, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the “prior agreements”), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements. No prior drafts of this Agreement, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Agreement.

(C)

Amendment

Except as expressly provided herein, neither this Agreement nor any of the terms, provisions, obligations or rights contained herein, may be amended, modified, supplemented, augmented, rescinded, discharged or terminated (other than by performance), except by a written instrument or instruments signed by all of the parties to this Agreement.

(D)

Waiver; Forbearance

(1)

No waiver of:  (i) any breach of any term, provision or agreement; (ii) the performance of any act or obligation under this Agreement (including any notice provisions, payment dates, or acceleration provisions); and/or (iii) any right granted under this Agreement, shall be effective and binding unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver.  Except to the extent that the party or parties claimed to have given or consented to a waiver may have otherwise agreed in writing, no such waiver shall be deemed a waiver or relinquishment of any other term, provision, agreement, act, obligation or right under this Agreement, or of any preceding or subsequent breach thereof.  No forbearance by a party in seeking a remedy for any noncompliance or breach by another party hereto shall be deemed to be a waiver by such forbearing party of its rights and remedies with respect to such noncompliance or breach, unless such waiver shall be in a written instrument or instruments signed by the forbearing party.

(2)

Except for the provision of written notice expressly set forth in this Agreement, Borrower waives presentment for payment, demand, protest, notice of protest and notice of dishonor, and all other notices to which such party might otherwise be entitled in connection with the delivery, acceptance, performance, default or enforcement of this Agreement.

(3)

Borrower hereby waives the pleading of any statute of limitations as a defense to the obligations evidenced by this Agreement to the fullest extent permissible by law.

(E)

Remedies Cumulative

The remedies of each party under this Agreement are cumulative and shall not exclude any other remedies to which such party may be lawfully entitled.

(F)

Severability

If any term or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be determined to be invalid, illegal or unenforceable under present or future laws, then, and in such event:  (i) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and still be legal, valid and enforceable; and (ii) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest legal extent.

(G)

Time is of the Essence

Except and to the extent there is a specific cure provision in this Agreement, each party understands and agrees that:  (i) time of performance is strictly of the essence with respect to each and every date, term, condition, obligation and provision hereof imposed upon such party; and (ii) the failure to timely perform any of the terms, conditions, obligations or provisions hereof by such party shall constitute a material breach and a noncurable (but waivable) default under this Agreement by such party.

(H)

Parties in Interest

Nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any persons other than the parties hereto and their respective successors and assigns, if any, or as may be permitted hereunder; nor shall anything in this Agreement relieve or discharge the obligation or liability of any third person to any party to this Agreement; nor shall any provision give any third person any right of subrogation or action against any party to this Agreement.

(I)

No Reliance Upon Prior Representations

Each party acknowledges that:  (ii) no other party has made any oral representation or promise which would induce such party, prior to executing this Agreement, to change such party’s position to his, her or its detriment, to partially perform, or to part with value in reliance upon such representation or promise; and (ii) such party has not so changed its position, performed or parted with value prior to the time of the execution of this Agreement, or such party has taken such action at its own risk.

20.

ENFORCEMENT

(A)

Governing Law

This Agreement and the rights and remedies of each party arising out of or relating to this Agreement (including, without limitation, equitable remedies) shall (with the exception of any applicable federal laws) be solely governed by, interpreted under, and construed and enforced in accordance with the laws (without regard to the conflicts of law principles) of the State of South Carolina, as if this Agreement were made, and as if its obligations are to be performed, wholly within the State of South Carolina.

(B)

Consent to Jurisdiction and Venue; Service of Process

Any “action or proceeding” (as such term is defined below) arising out of or relating to this Agreement shall be filed in and heard and litigated solely before the Courts of the State of South Carolina located in the County of Greenville, or the United States District Court with jurisdiction over Greenville County (collectively, the “South Carolina State And Federal Courts”); provided, however, the foregoing shall not:  (i) limit the rights of any party to enforce any judgment issued by the South Carolina State And Federal Courts in any other jurisdiction; or (ii) limit the rights of any party who has otherwise accepted jurisdiction with the South Carolina State And Federal Courts as provided above to enforce this Agreement in any other jurisdiction against any other party who has failed or refused to answer or to appear in any action or proceeding brought before the South Carolina State And Federal Courts (notwithstanding the terms of this section).  Each party generally and unconditionally accepts the exclusive jurisdiction of the South Carolina State And Federal Courts and venue therein as provided above; consents to the service of process in any such action or proceeding by certified or registered mailing of the summons and complaint in accordance with the notice provisions of this Agreement; and waives any defense or right to object to venue in said courts based upon the doctrine of “forum non conveniens.”  The term “action or proceeding” is defined as any and all claims, suits, actions, hearings, arbitrations or other similar proceedings, including appeals and petitions therefrom, whether formal or informal, governmental or non-governmental, or civil or criminal.  The foregoing consent to jurisdiction shall not constitute general consent to service of process with South Carolina State And Federal Courts for any purpose except as provided above, and shall not be deemed to confer rights on any person other than the parties to this Agreement.

(C)

Waiver of Right to Jury Trial

Each party hereby waives such party’s respective right to a jury trial of any claim or cause of action based upon or arising out of this Agreement.  Each party acknowledges that this waiver is a material inducement to each other party hereto to enter into the transaction contemplated hereby; that each other party has already relied upon this waiver in entering into this Agreement; and that each other party will continue to rely on this waiver in their future dealings.  Each party warrants and represents that such party has reviewed this waiver with such party’s legal counsel, and that such party has knowingly and voluntarily waived its jury trial rights following consultation with such legal counsel.

(D)

Recovery of Fees and Costs

If any party institutes, or should any party otherwise become a party to, any action or proceeding based upon or arising out of this Agreement, including the enforcement or interpretation of this Agreement or any provision hereof (including in the case of Lender, the collection of the Advances and Interest), or for damages by reason of any alleged breach of this Agreement or any provision hereof, or for a declaration of rights in connection herewith, or for any other relief, including equitable relief, in connection herewith, the “prevailing party” (as such term is defined below) in any such action or proceeding, whether or not such action or proceeding proceeds to final judgment or determination, shall be entitled to receive from the non-prevailing party as a cost of suit, and not as damages, all fees, costs and expenses of enforcing any right of the prevailing party (collectively, “fees and costs”), including:  (i) reasonable attorneys’ fees and costs and expenses; (ii) witness fees (including experts engaged by the parties, but excluding officers, directors, employees, managers or general partners of the parties); (iii) accountants’ fees; (iv) fees of other professionals and (v) any and all other similar fees incurred in the prosecution or defense of the action or proceeding; including the following:  (1) postjudgment motions; (2) contempt proceedings; (3) garnishment, levy, and debtor and third party examinations; (4) discovery and (5) bankruptcy litigation.  All of the aforesaid fees and costs shall be deemed to have accrued upon the commencement of such action, and shall be paid whether or not such action is prosecuted to judgment.  Any judgment or order entered in such action shall contain a specific provision providing for the recovery of the aforesaid fees, costs and expenses incurred in enforcing such judgment and an award of prejudgment interest from the date of the breach at the maximum rate of interest allowed by law.  The term “prevailing party” is defined as the party who is determined to prevail by the court after its consideration of all damages and equities in the action or proceeding (the court shall retain the discretion to determine that no party is the prevailing party, in which case no party shall be entitled to recover its fees and costs under this subsection.

21.

ASSIGNMENT AND DELEGATION; SUCCESSORS AND ASSIGNS

Each and every representation, warranty, covenant, condition and provision of this Agreement as it relates to each party hereto shall be binding upon and shall inure to the benefit of such party and his, her or its respective successors and permitted assigns, spouses, heirs, executors, administrators and personal and legal representatives, including any successor (whether direct or indirect, or by merger, consolidation, conversion, purchase of assets, purchase of securities or otherwise).

22.

MISCELLANEOUS

(A)

Costs and Expenses

Except as expressly set forth in this Agreement, each party shall pay all legal and other fees, costs and expenses incurred or to be incurred by such party in negotiating and preparing this Agreement; in performing due diligence or retaining professional advisors; and in complying with such party’s covenants, agreements and conditions contained herein.

(B)

Cooperation

Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Agreement, all without undue delay or expense.

(C)

Notices

Unless otherwise specifically provided in this Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called “notices”) required or permitted to be given hereunder, or which are given with respect to this Agreement, shall be in writing, and shall be given by: (i) personal delivery (which form of notice shall be deemed to have been given upon delivery), (ii) by telegraph or by private airborne/overnight delivery service (which forms of notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (iii) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (iv) by mailing in the official government mails of their applicable local by registered or certified mail or the equivalent, return receipt requested and postage prepaid, which forms of notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed.  Notices shall be addressed at the addresses first set forth above, or to such other address as the party shall have specified in a writing delivered to the other parties in accordance with this paragraph.  Any notice given to the estate of a party shall be sufficient if addressed to the party as provided in this subsection (C).

(D)

Counterparts; Electronically Transmitted Document

This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.  Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Agreement identical in form hereto by having attached to it one or more additional signature pages.  If a copy or counterpart of this Agreement is originally executed and such copy or counterpart is thereafter transmitted electronically by facsimile or similar device, such facsimile document shall for all purposes be treated as if manually signed by the party whose facsimile signature appears.

(E)

Execution by All Parties Required to be Binding

This Agreement shall not be construed to be an offer and shall have no force and effect until this Agreement is fully executed and delivered by all parties hereto pursuant to the terms of section 22(D).  Until such time as all parties fully execute this Agreement, any party who has previously executed and delivered this Agreement may revoke such execution and delivery.

WHEREFORE, the parties hereto have executed this Agreement in the City of Greenville, State of South Carolina, effective as of the Effective Date.

BORROWER:	Signalife, Inc. a Delaware corporation

By: /s/ Pamela M. Bunes
Pamela M. Bunes, its President and Chief Executive Officer

LENDER:	S.E.S. Capital, LLC. a Delaware limited liability company

By: /s/ A.R. Hobson
A.R. Hobson, its Manager